ANNUITIES                                                                            LOGO
APPLICATION FOR INDIVIDUAL VARIABLE ANNUITY
                                                   ----------------------------------------
BRIGHTHOUSE PRIME OPTIONS/SM /                     HOW TO SUBMIT THIS FORM
                                                   Please send us the entire form by mail.
                                                   REGULAR MAIL:
Brighthouse Life Insurance Company                 Brighthouse Financial
("Brighthouse Financial")                          P.O. Box 10426
                                                   Des Moines, IA 50306-0426
Home Office Address (no correspondence)            EXPRESS MAIL ONLY:
1209 Orange Street, Wilmington, DE 19801           Brighthouse Financial
                                                   4700 Westown Parkway, Suite 200
                                                   West Des Moines, IA 50266

--------------------------------------------------------------------------------
SECTION 1: REQUIRED - ANNUITANT INFORMATION

.. Annuitant will be the Owner unless the Owner information section is completed.

First name                Middle name               Last name

------------------------------------------------------------------------------------------

Permanent street address                 City                      State       Zip

------------------------------------------------------------------------------------------

Social Security number      [_] Male     Date of birth             Phone number
                            [_] Female
------------------------------------------------------------------------------------------

Email address               Country of legal residence       Country of citizenship

------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 2: OWNER INFORMATION

..  Complete if the Owner is different than the Annuitant. Correspondence is sent to the Owner.
..  Please complete either the individual or the entity name field (as applicable).
.. Unless otherwise permitted by the Internal Revenue Code, the Owner and the Annuitant of this Contract must be the same individual for all IRA plan types except IRAs held by a custodian.
..  If the Owner is a Trust, complete the Trustee Certification form.
.. For Decedent IRA or Non-Qualified Decedent contracts, complete the applicable Inherited IRA or Inherited Non-Qualified Election form.

First name                Middle name               Last name

------------------------------------------------------------------------------------------

Entity name (if applicable)

--------------------------------------------------------------------------------

Permanent street address                 City                      State       Zip

------------------------------------------------------------------------------------------

Social Security number/Tax ID number [_] Male   [_] Entity   Date of birth/ Phone number
                                     [_] Female              Date of Trust
------------------------------------------------------------------------------------------

Email address               Country of legal residence       Country of citizenship

------------------------------------------------------------------------------------------

ICC17-VA-APP (11/17)                               Application Page 1 of 11
                                                   PO-ICC-B (02/18) Fs

--------------------------------------------------------------------------------
.. OPTIONAL: JOINT OWNER INFORMATION

..  Available for Non-Qualified contracts only.

First name                Middle name               Last name

------------------------------------------------------------------------------------------

Permanent street address                 City                      State       Zip

------------------------------------------------------------------------------------------

Social Security number      [_] Male     Date of birth             Phone number
                            [_] Female
------------------------------------------------------------------------------------------

Email address               Country of legal residence       Country of citizenship

------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 3: REQUIRED - PRIMARY AND CONTINGENT BENEFICIARY(IES)

..  If more than three beneficiaries are named, attach a signed and dated separate sheet.
..  The death benefit will be payable to your estate if no designated beneficiary survives you or if you do not designate a beneficiary.
.. If Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.
..  If ALL Primary Beneficiaries predecease the Owner, then any surviving
   Contingent Beneficiaries listed below will be considered Primary Beneficiaries unless we are notified otherwise by the Owner.
..  Primary and Contingent Beneficiary percentages must each add up to 100%.

[_]Check this box if you wish proceeds to be equally divided among primary beneficiaries.
[_]Check this box if you wish proceeds to be equally divided among contingent beneficiaries.

PRIMARY BENEFICIARY:

First name (Entity name, if applicable)  Middle initial  Last name                      % OF
                                                                                        PROCEEDS
----------------------------------------------------------------------------------------

Permanent street address                      City                 State    Zip

-------------------------------------------------------------------------------------------------

Phone number  Date of birth/Date of Trust  Relationship to Owner(s)  Social Security number/TIN

-------------------------------------------------------------------------------------------------

[_] PRIMARY  [_] CONTINGENT

First name (Entity name, if applicable)  Middle initial  Last name                      % OF
                                                                                        PROCEEDS
----------------------------------------------------------------------------------------

Permanent street address                      City                 State    Zip

-------------------------------------------------------------------------------------------------

Phone number  Date of birth/Date of Trust  Relationship to Owner(s)  Social Security number/TIN

-------------------------------------------------------------------------------------------------

[_] PRIMARY  [_] CONTINGENT

First name (Entity name, if applicable)  Middle initial  Last name                      % OF
                                                                                        PROCEEDS
----------------------------------------------------------------------------------------

Permanent street address                      City                 State    Zip

-------------------------------------------------------------------------------------------------

Phone number  Date of birth/Date of Trust  Relationship to Owner(s)  Social Security number/TIN

-------------------------------------------------------------------------------------------------

ICC17-VA-APP (11/17)                               Application Page 2 of 11
                                                   PO-ICC-B (02/18) Fs

--------------------------------------------------------------------------------
SECTION 4: REQUIRED - PLAN TYPE
..  Please check only one option below.

[_] Non-Qualified    [_] Traditional IRA              [_] SEP IRA
[_] Roth IRA         [_] Decedent Traditional IRA     [_] Non-Qualified Decedent

--------------------------------------------------------------------------------
SECTION 5: REQUIRED - INITIAL PURCHASE PAYMENT AMOUNT
..  Please total the purchase payment amount for each of the incoming funds listed below.
..  Make check payable to Brighthouse Life Insurance Company.
..  Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.
.. Minimum total initial purchase payments: $5,000 for Non-Qualified funds or $10,000 for Qualified funds.

                    PAYMENT TYPE                                     INCOMING FUNDS
------------------------------------------------------------------------------------------------------
1   [_] Transfer      [_] 1035 Exchange             PURCHASE PAYMENT AMOUNT:            $____________

    [_] Rollover      [_] Contribution/Payment      For IRA contributions: Tax year      ____________
------------------------------------------------------------------------------------------------------
2   [_] Transfer      [_] 1035 Exchange             PURCHASE PAYMENT AMOUNT:            $____________

    [_] Rollover      [_] Contribution/Payment      For IRA contributions: Tax year      ____________
------------------------------------------------------------------------------------------------------
3   [_] Transfer      [_] 1035 Exchange             PURCHASE PAYMENT AMOUNT:            $____________

    [_] Rollover      [_] Contribution/Payment      For IRA contributions: Tax year      ____________
------------------------------------------------------------------------------------------------------
                                                 Total initial purchase payment amount: $____________

--------------------------------------------------------------------------------
SECTION 6: OPTIONAL - BENEFIT RIDERS
..  Subject to state availability and age restrictions. Other restrictions may apply.
..  Available at time of application only.
..  There are additional charges for the optional riders listed below.
..  Once elected these options may not be changed.
..  LIVING BENEFIT RIDERS
   .  Only one of the following riders may be elected.
   . Living benefit riders are not available with non-qualified Decedent contracts.
   GUARANTEED LIFETIME WITHDRAWAL BENEFIT (FLEXCHOICE ACCESS (GLWB))
   [_] FlexChoice Access Level         [_] FlexChoice Access Expedite

   LIFETIME GUARANTEED WITHDRAWAL BENEFIT (LWG)
   [_] Single Life - LWG      [_] Joint Life - LWG

..  DEATH BENEFIT RIDERS
   .  Only one of the following riders may be elected.
   . If no election is made, the Principal Protection option will be provided at no additional charge.
   . FlexChoice Access Death Benefit is not available in Decedent/Stretch tax markets.

   GUARANTEED LIFETIME WITHDRAWAL BENEFIT (FLEXCHOICE ACCESS (GLWB)) DEATH
   BENEFIT
   [_] FlexChoice Access Death Benefit (May only select if a FlexChoice Access living benefit rider is selected.)

   ANNUAL STEP-UP DEATH BENEFIT (ANNUAL STEP-UP)
   [_] Annual Step-Up

..  OTHER RIDER
   .  Not available in the state of WA.

   [_] Earnings Preservation Benefit Rider (EPB) (Not available if a FlexChoice Access living benefit rider is elected.)

ICC17-VA-APP (11/17)                               Application Page 3 of 11
                                                   PO-ICC-B (02/18) Fs

--------------------------------------------------------------------------------
SECTION 7: REQUIRED - REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?          [_] Yes [_] No
Will the proposed annuity replace, discontinue, or change any existing policy or contract?  [_] Yes [_] No

If "Yes" to either, ensure that any applicable disclosure and replacement forms are attached.
REPLACEMENT INCLUDES ANY SURRENDER, LOAN, WITHDRAWAL, LAPSE, REDUCTION IN OR REDIRECTION OF PAYMENTS ON AN ANNUITY OR LIFE INSURANCE CONTRACT IN CONNECTION WITH THIS APPLICATION.
--------------------------------------------------------------------------------

SECTION 8: OPTIONAL - DOLLAR COST AVERAGING (DCA) PROGRAM
.. Transfers will commence on the date the purchase payment is allocated and on that same day each month thereafter. If the allocation date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, transfers will be made on the next business day.
.. If you terminate the DCA program, or if the program is terminated on account of notice of your death, we will treat the termination as your request to transfer any remaining monies to the Subaccounts in accordance with the percentages you have chosen (unless you have specified otherwise).
..  The DCA program is not available if you selected FlexChoice Access Level or
   FlexChoice Access Expedite riders.
.. If you are selecting a DCA program, be sure to allocate a sufficient portion of your initial purchase payment to the appropriate source fund (Fixed Account or BlackRock Ultra-Short Term Bond Portfolio) in Section 9B.

    1. DCA transfers will be made from the:
        [_]  Fixed Account (not available in OR and WA) or  [_] BlackRock
                                                            Ultra-Short Term
                                                            Bond Portfolio
    2. Periodic DCA transfers from this source fund will be made to the investment portfolios in the amounts selected below:
        [_] $__________ per month until the account is depleted or
        [_] $__________ per month for:

             [_] 12 months  [_] 24 months  [_] 36 months
             [_] 48 months  [_] 60 months  [_] Other _______months


ICC17-VA-APP (11/17)                               Application Page 4 of 11
                                                   PO-ICC-B (02/18) Fs

--------------------------------------------------------------------------------
SECTION 9: REQUIRED - PURCHASE PAYMENT ALLOCATION

..   The Purchase Payment Allocation section that you must complete below will depend upon the rider elections made in Section 6 ("Benefit Riders") on page 3.

   .   IF YOU ELECTED A FLEXCHOICE ACCESS RIDER, PLEASE COMPLETE SECTION 9A.

   .   IF YOU DID NOT ELECT A FLEXCHOICE ACCESS RIDER, COMPLETE SECTION 9B.

..   Allocations must be whole percentages and the option must total 100%.

..   Unless otherwise directed, subsequent purchase payments will also be directed to the target Purchase Payment Allocations indicated below.

..   Please note: the Risk Managed Global Multi-Asset Portfolios (indicated with an asterisk in Section 9A or Section 9B below) are designed to reduce volatility of returns. Although you may have less risk from market downturns, you may also have less opportunity to benefit from market gains.

..   SECTION 9A: COMPLETE ONLY IF A FLEXCHOICE ACCESS RIDER IS ELECTED.

   .   You must complete either Option A or Option B below.

--------------------------------------------------------------------------------

OPTION A - ALLOCATE YOUR PURCHASE PAYMENT TO THESE PORTFOLIOS

            ASSET ALLOCATION PORTFOLIOS                        BlackRock Global Tactical Strategies Portfolio*  %
--------------------------------------------------------       ----------------------------------------------------
American Funds(R) Balanced Allocation Portfolio     %          Brighthouse Balanced Plus Portfolio*             %
--------------------------------------------------------       ----------------------------------------------------
American Funds(R) Moderate Allocation Portfolio     %          Franklin Income VIP Fund Portfolio               %
--------------------------------------------------------       ----------------------------------------------------
Brighthouse Asset Allocation 20 Portfolio           %          Invesco Balanced-Risk Allocation Portfolio*      %
--------------------------------------------------------       ----------------------------------------------------
Brighthouse Asset Allocation 40 Portfolio           %          JPMorgan Global Active Allocation Portfolio*     %
--------------------------------------------------------       ----------------------------------------------------
Brighthouse Asset Allocation 60 Portfolio           %          Loomis Sayles Global Markets Portfolio           %
--------------------------------------------------------       ----------------------------------------------------
SSGA Growth and Income ETF Portfolio                %          MetLife Multi-Index Targeted Risk Portfolio*     %
--------------------------------------------------------       ----------------------------------------------------
          ADDITIONAL INVESTMENT OPTIONS                        PanAgora Global Diversified Risk Portfolio*      %
--------------------------------------------------------       ----------------------------------------------------
AB Global Dynamic Allocation Portfolio*             %          Pyramis(R) Managed Risk Portfolio*               %
--------------------------------------------------------       ----------------------------------------------------
Allianz Global Investors Dynamic Multi- Asset Plus
  Portfolio*                                        %          Schroders Global Multi-Asset Portfolio*          %
--------------------------------------------------------
AQR Global Risk Balanced Portfolio*                 %
-------------------------------------------------------------------------------------------------------------------
                                                                              OPTION A TOTAL (MUST EQUAL 100%)  %
-------------------------------------------------------------------------------------------------------------------

* Risk Managed Global Multi-Asset Portfolio

ICC17-VA-APP (11/17)                               Application Page 5 of 11
                                                   PO-ICC-B (02/18) Fs

OPTION B - DESIGN YOUR OWN ASSET ALLOCATION STRATEGY FROM THE INVESTMENT OPTIONS IN PLATFORM 1 AND PLATFORM 2 BELOW.

.. If allocations are made to these portfolios, they will automatically be rebalanced on a quarterly basis.

                  PLATFORM 1 - ALLOCATIONS MAY NOT EXCEED 70%

AB Global Dynamic Allocation Portfolio*                 %          Fidelity VIP Mid Cap Portfolio                %
------------------------------------------------------------       -------------------------------------------------
Allianz Global Investors Dynamic Multi- Asset Plus
Portfolio*                                              %          Franklin Income VIP Fund                      %
------------------------------------------------------------       -------------------------------------------------
American Funds Global Growth Fund                       %          Franklin Mutual Shares VIP Fund               %
------------------------------------------------------------       -------------------------------------------------
American Funds Global Small Capitalization Fund         %          Franklin Small Cap Value VIP Fund             %
------------------------------------------------------------       -------------------------------------------------
American Funds Growth-Income Fund                       %          Harris Oakmark International Portfolio        %
------------------------------------------------------------       -------------------------------------------------
American Funds(R) Balanced Allocation Portfolio         %          Invesco Balanced-Risk Allocation Portfolio*   %
------------------------------------------------------------       -------------------------------------------------
American Funds(R) Growth Portfolio                      %          Invesco Comstock Portfolio                    %
------------------------------------------------------------       -------------------------------------------------
American Funds(R) Moderate Allocation Portfolio         %          Invesco Mid Cap Value Portfolio               %
------------------------------------------------------------       -------------------------------------------------
AQR Global Risk Balanced Portfolio*                     %          Invesco Small Cap Growth Portfolio            %
------------------------------------------------------------       -------------------------------------------------
BlackRock Global Tactical Strategies Portfolio*         %          Invesco V.I. Equity and Income Fund           %
------------------------------------------------------------       -------------------------------------------------
Brighthouse Asset Allocation 20 Portfolio               %          Invesco V.I. International Growth Fund        %
------------------------------------------------------------       -------------------------------------------------
Brighthouse Asset Allocation 40 Portfolio               %          JPMorgan Global Active Allocation Portfolio*  %
------------------------------------------------------------       -------------------------------------------------
Brighthouse Asset Allocation 60 Portfolio               %          Loomis Sayles Global Markets Portfolio        %
------------------------------------------------------------       -------------------------------------------------
Brighthouse Asset Allocation 80 Portfolio               %          MetLife Multi-Index Targeted Risk Portfolio*  %
------------------------------------------------------------       -------------------------------------------------
Brighthouse Asset Allocation 100 Portfolio              %          MFS(R) Research International Portfolio       %
------------------------------------------------------------       -------------------------------------------------
Brighthouse Balanced Plus Portfolio*                    %          Morgan Stanley Mid Cap Growth Portfolio       %
------------------------------------------------------------       -------------------------------------------------
Brighthouse/Aberdeen Emerging Markets Equity Portfolio  %          Oppenheimer Main Street Small Cap Fund(R)/VA  %
------------------------------------------------------------       -------------------------------------------------
Brighthouse/Wellington Core Equity Opportunities
Portfolio                                               %          PanAgora Global Diversified Risk Portfolio*   %
------------------------------------------------------------       -------------------------------------------------
Clarion Global Real Estate Portfolio                    %          Pioneer Mid Cap Value VCT Portfolio           %
------------------------------------------------------------       -------------------------------------------------
ClearBridge Variable Aggressive Growth                  %          Pyramis(R) Managed Risk Portfolio*            %
------------------------------------------------------------       -------------------------------------------------
ClearBridge Variable Appreciation                       %          Schroders Global Multi-Asset Portfolio*       %
------------------------------------------------------------       -------------------------------------------------
ClearBridge Variable Dividend Strategy                  %          SSGA Growth and Income ETF Portfolio          %
------------------------------------------------------------       -------------------------------------------------
ClearBridge Variable Small Cap Growth                   %          T. Rowe Price Large Cap Value Portfolio       %
------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio                    %
--------------------------------------------------------------------------------------------------------------------
                                                                         PLATFORM 1 TOTAL (MUST NOT EXCEED 70%)  %
--------------------------------------------------------------------------------------------------------------------

* Risk Managed Global Multi-Asset Portfolio

PLEASE SEE NEXT PAGE FOR PLATFORM 2 PORTFOLIOS

ICC17-VA-APP (11/17)                               Application Page 6 of 11
                                                   PO-ICC-B (02/18) Fs

                 PLATFORM 2 - ALLOCATIONS MUST BE AT LEAST 30%

American Funds Bond Fund                   %          Pyramis(R) Government Income Portfolio              %
-----------------------------------------------       -------------------------------------------------------
BlackRock Bond Income Portfolio            %          Templeton Global Bond VIP Fund                      %
-----------------------------------------------       -------------------------------------------------------
BlackRock High Yield Portfolio                        Western Asset Management Strategic Bond
                                           %            Opportunities Portfolio                           %
-----------------------------------------------       -------------------------------------------------------
BlackRock Ultra-Short Term Bond Portfolio  %          Western Asset Management U.S. Government Portfolio  %
-----------------------------------------------       -------------------------------------------------------
MetLife Aggregate Bond Index Portfolio     %          Western Asset Variable Global High Yield Bond       %
-------------------------------------------------------------------------------------------------------------
                                                              PLATFORM 2 TOTAL (MUST EQUAL AT LEAST 30%)  %
-------------------------------------------------------------------------------------------------------------

OPTION B TOTAL ____% (ADD PLATFORM 1 AND PLATFORM 2 TOTALS. MUST EQUAL 100%.)

ICC17-VA-APP (11/17)                               Application Page 7 of 11
                                                   PO-ICC-B (02/18) Fs

--------------------------------------------------------------------------------
.. SECTION 9B: COMPLETE ONLY IF FLEXCHOICE ACCESS RIDERS ARE NOT ELECTED.

..  If you selected a DCA program in Section 8, make sure to complete the Target
   DCA Instructions Column below.

..  The Purchase Payment Allocation column must total 100%. The DCA Target
   Allocation column should only be completed if DCA is elected and must total 100%.

..  The Fixed Account is not available in the state of OR and WA.

..  The Fixed Account is not available in TX if a LWG rider is selected.

                                  PURCHASE       DCA                                               PURCHASE       DCA
                                   PAYMENT     TARGET                                               PAYMENT     TARGET
                                  ALLOCATION  ALLOCATION                                           ALLOCATION  ALLOCATION
----------------------------------------------------------      ----------------------------------------------------------
Fixed Account                                                   ClearBridge Variable Dividend
                                      %         N/A%              Strategy                             %           %
----------------------------------------------------------      ----------------------------------------------------------
             ASSET ALLOCATION PORTFOLIOS                        ClearBridge Variable Small Cap
                                                                  Growth                               %           %
----------------------------------------------------------      ----------------------------------------------------------
American Funds(R) Balanced                                      Fidelity VIP Contrafund(R)
  Allocation Portfolio                %            %              Portfolio                            %           %
----------------------------------------------------------      ----------------------------------------------------------
American Funds(R) Moderate
  Allocation Portfolio                %            %            Fidelity VIP Mid Cap Portfolio         %           %
----------------------------------------------------------      ----------------------------------------------------------
Brighthouse Asset Allocation 20
  Portfolio                           %            %            Franklin Income VIP Fund               %           %
----------------------------------------------------------      ----------------------------------------------------------
Brighthouse Asset Allocation 40
  Portfolio                           %            %            Franklin Mutual Shares VIP Fund        %           %
----------------------------------------------------------      ----------------------------------------------------------
Brighthouse Asset Allocation 60                                 Franklin Small Cap Value VIP
  Portfolio                           %            %              Fund                                 %           %
----------------------------------------------------------      ----------------------------------------------------------
Brighthouse Asset Allocation 80                                 Harris Oakmark International
  Portfolio                           %            %              Portfolio                            %           %
----------------------------------------------------------      ----------------------------------------------------------
Brighthouse Asset Allocation 100                                Invesco Balanced-Risk Allocation
  Portfolio                           %            %              Portfolio*                           %           %
----------------------------------------------------------      ----------------------------------------------------------
SSGA Growth and Income ETF
  Portfolio                           %            %            Invesco Comstock Portfolio             %           %
----------------------------------------------------------      ----------------------------------------------------------
            ADDITIONAL INVESTMENT OPTIONS                       Invesco Mid Cap Value Portfolio        %           %
----------------------------------------------------------      ----------------------------------------------------------
AB Global Dynamic Allocation                                    Invesco Small Cap Growth
  Portfolio*                          %            %              Portfolio                            %           %
----------------------------------------------------------      ----------------------------------------------------------
Allianz Global Investors Dynamic                                Invesco V.I. Equity and Income
  Multi-Asset Plus Portfolio*         %            %              Fund                                 %           %
----------------------------------------------------------      ----------------------------------------------------------
American Funds Bond Fund                                        Invesco V.I. International Growth
                                      %            %              Fund                                 %           %
----------------------------------------------------------      ----------------------------------------------------------
American Funds Global Growth                                    JPMorgan Global Active
  Fund                                %            %              Allocation Portfolio*                %           %
----------------------------------------------------------      ----------------------------------------------------------
American Funds Global Small                                     Loomis Sayles Global Markets
  Capitalization Fund                 %            %              Portfolio                            %           %
----------------------------------------------------------      ----------------------------------------------------------
American Funds Growth-Income                                    MetLife Aggregate Bond Index
  Fund                                %            %              Portfolio                            %           %
----------------------------------------------------------      ----------------------------------------------------------
American Funds(R) Growth                                        MetLife Multi-Index Targeted
  Portfolio                           %            %              Risk Portfolio*                      %           %
----------------------------------------------------------      ----------------------------------------------------------
AQR Global Risk Balanced                                        MFS(R) Research International
  Portfolio*                          %            %              Portfolio                            %           %
----------------------------------------------------------      ----------------------------------------------------------
BlackRock Bond Income Portfolio                                 Morgan Stanley Mid Cap Growth
                                      %            %              Portfolio                            %           %
----------------------------------------------------------      ----------------------------------------------------------
BlackRock Global Tactical                                       Oppenheimer Main Street Small
  Strategies Portfolio*               %            %              Cap Fund(R)/VA                       %           %
----------------------------------------------------------      ----------------------------------------------------------
BlackRock High Yield Portfolio                                  PanAgora Global Diversified Risk
                                      %            %              Portfolio*                           %           %
----------------------------------------------------------      ----------------------------------------------------------
BlackRock Ultra-Short Term                                      Pioneer Mid Cap Value VCT
  Bond Portfolio                      %            %              Portfolio                            %           %
----------------------------------------------------------      ----------------------------------------------------------
Brighthouse Balanced Plus                                       Pyramis(R) Government Income
  Portfolio*                          %            %              Portfolio                            %           %
----------------------------------------------------------      ----------------------------------------------------------
Brighthouse/Aberdeen Emerging                                   Pyramis(R) Managed Risk
  Markets Equity Portfolio            %            %              Portfolio*                           %           %
----------------------------------------------------------      ----------------------------------------------------------
Brighthouse /Wellington Core                                    Schroders Global Multi-Asset
  Equity Opportunities Portfolio      %            %              Portfolio*                           %           %
----------------------------------------------------------      ----------------------------------------------------------
Clarion Global Real Estate                                      T. Rowe Price Large Cap Value
  Portfolio                           %            %              Portfolio                            %           %
----------------------------------------------------------      ----------------------------------------------------------
ClearBridge Variable Aggressive
  Growth                              %            %            Templeton Global Bond VIP Fund         %           %
----------------------------------------------------------      ----------------------------------------------------------
ClearBridge Variable                                            Western Asset Management
  Appreciation                                                    Strategic Bond Opportunities
                                      %            %              Portfolio                            %           %
----------------------------------------------------------      ----------------------------------------------------------
                                                                Western Asset Management U.S.
                                                                  Government Portfolio                 %           %
                                                                ----------------------------------------------------------
                                                                Western Asset Variable Global
                                                                  High Yield Bond                      %           %
                                                                ----------------------------------------------------------
                                                                                    COLUMN TOTALS      %           %
                                                                                                   -----------------------

* Risk Managed Global Multi-Asset Portfolio

ICC17-VA-APP (11/17)                               Application Page 8 of 11
                                                   PO-ICC-B (02/18) Fs

--------------------------------------------------------------------------------
SECTION 10: OPTIONAL - REBALANCING PROGRAM

.. The Rebalancing Program is only available if more than one portfolio is selected.

..  Do not complete this section if you selected Option B in Section 9A.
   Rebalancing will occur automatically on a quarterly basis.

When checked below, I authorize Brighthouse Financial to automatically rebalance my investment portfolios to the allocation percentage levels selected in Section 9A Option A or Section 9B, or as I may otherwise direct by Notice to Brighthouse Financial.

Frequency:  [_] Monthly   [_] Quarterly   [_] Semi-annually   [_] Annually

If the rebalancing transfer date is the 29th, 30th, or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, the transfer will occur on the next business day. DCA transfers and Rebalancing transfers are available simultaneously if the DCA source is the fixed account. If a DCA program is elected, rebalancing shall be based on the transfer allocations selected for such program. You should understand that, unless this program is terminated, subsequent purchase payment allocations and transfers will be rebalanced under this program to the percentages selected. Termination or modification of this program must be by Notice to Brighthouse Financial. This program will be terminated upon notice to Brighthouse Financial of your death.

--------------------------------------------------------------------------------
SECTION 11: OPTIONAL - EDELIVERY

I authorize Brighthouse Financial to send documents electronically through its "eDelivery" service regarding my variable annuity and other insurance contracts issued by Brighthouse Financial or its affiliates. Election of this option means prospectuses and, if applicable, fund reports and other disclosure documents will be delivered to me electronically.

I also authorize Brighthouse Financial to deliver my personal financial information (such as account statements or transaction confirmations), contracts, contract endorsements, privacy and other notices and communications electronically regarding my variable annuity and other insurance contracts issued by Brighthouse Financial or its affiliates through an electronic service account. To view such documents, I understand I must have internet access, and enroll (with a user name and password) for an electronic service account with Brighthouse Financial. If I do not complete the steps necessary to establish an electronic service account, Brighthouse Financial will deliver copies of such documents in paper to the current address Brighthouse Financial has on file for me. Whether or not I enroll for an electronic service account, Brighthouse Financial will deliver prospectuses and fund reports electronically through eDelivery until I separately revoke my eDelivery consent by requesting paper copies of these documents.

I have received, read and agree to the terms of the global electronic consent agreement, which contains important information concerning these services.

[_] Yes    [_] No

If "Yes" is selected, please provide your email address on page 1 of the application.

--------------------------------------------------------------------------------
SECTION 12: NOTICE TO APPLICANT(S)

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

ICC17-VA-APP (11/17)                               Application Page 9 of 11
                                                   PO-ICC-B (02/18) Fs

--------------------------------------------------------------------------------
SECTION 13: REQUIRED - CLIENT ACKNOWLEDGEMENTS AND SIGNATURE(S)

By signing below, I acknowledge the following:

..  I have read and understand the information above.

.. I agree that the above information and statements and those made on all pages of this application are true and correct to the best of my knowledge and belief and are made as the basis of my application.

..  I acknowledge receipt of the current Brighthouse Prime Options prospectus.

..  I have read the Notice to Applicant(s) in Section 12 above.

..  I have received the Brighthouse Financial Customer Privacy Notice.

.. I acknowledge that: (i) if the FlexChoice Access death benefit is elected as the death benefit option, it is only available in combination with the corresponding FlexChoice Access living benefit rider; (ii) other death benefit options are available with this product if the FlexChoice Access living benefit is not elected; (iii) in electing both the FlexChoice Access living benefit and FlexChoice Access death benefit riders, the combined cost of these riders is greater than the cost of the FlexChoice Access living benefit or other available death benefit options individually; (iv) once any lifetime payments under FlexChoice Access begin or the contract is annuitized, the FlexChoice Access death benefit, or any other death benefit option, will no longer be in effect.

.. I understand that there is no additional tax benefit obtained by funding an IRA with an annuity.

..  By signing below, I acknowledge receipt of the Variable Annuity Disclosure
   Document, if applicable in my state. Please see the State Replacement Forms ("STATEREPSVA-B") list for states that require the Variable Annuity Disclosure Document.

.. If I elected a FlexChoice Access rider, by signing below, I confirm receipt of the "FlexChoice Access - Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider Disclosure" form.

.. For Pennsylvania residents only: If I elected a FlexChoice Access rider, by signing below, I confirm receipt of the PA GLWB Supplemental Application form.

..  If this new Contract is being purchased with monies from an existing
   Brighthouse Financial Contract, then I have received the Enterprise Annuity Transfer Disclosure.

..  I UNDERSTAND THAT BRIGHTHOUSE FINANCIAL DOES NOT GUARANTEE THE TAX
   CONSEQUENCES OF THE ANNUITY (INCLUDING, BUT NOT LIMITED TO, WHETHER THE IRA OR OTHER TAX-QUALIFIED ANNUITY MEETS MINIMUM DISTRIBUTION REQUIREMENTS AND HOW MUCH OF EACH INCOME PAYMENT IS EXCLUDABLE FROM INCOME AS A RETURN OF ANY AFTER-TAX CONTRIBUTION), AND I SHOULD CONSULT MY OWN TAX ADVISOR PRIOR TO PURCHASE OF THE ANNUITY.

..  PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE
   ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

U.S. TAX CERTIFICATION

UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAX PAYER IDENTIFICATION NUMBER, AND

2. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
   (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND

   (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

3. I AM A U.S. CITIZEN OR OTHER U.S. PERSON, AND

4. I AM NOT SUBJECT TO FATCA REPORTING BECAUSE I AM A U.S. PERSON AND THE ACCOUNT IS LOCATED WITHIN THE UNITED STATES.

   (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. PERSON FOR TAX PURPOSES, PLEASE CROSS OUT THE LAST TWO CERTIFICATIONS AND COMPLETE APPROPRIATE IRS DOCUMENTATION.)

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

SIGN  Signature and Title of Owner (Annuitant unless otherwise     Date Signed
HERE  noted)
      -------------------------------------------------------------------------
SIGN  Signature of Joint Owner                                     Date Signed
HERE
      -------------------------------------------------------------------------
SIGN  Signature of Annuitant (If different than the Owner)         Date Signed
HERE
      -------------------------------------------------------------------------
      NOTE: if the Owner is an entity, print the name of the Owner representatives and have one or more Owner representatives sign.

LOCATION WHERE THE APPLICATION IS SIGNED: City_________________  State_________

ICC17-VA-APP (11/17)                               Application Page 10 of 11
                                                   PO-ICC-B (02/18) Fs

--------------------------------------------------------------------------------
SECTION 14: REQUIRED - REPRESENTATIVE INFORMATION

By signing below, I certify that:

.. All information provided by the applicant has been truly and accurately recorded.

..  All answers are correct to the best of my knowledge.

..  I have provided the applicant(s) with the Brighthouse Financial Customer
   Privacy Notice prior to or at the time he/she completed the application form.

..  If this new Contract is being purchased with monies from an existing
   Brighthouse Financial Contract, then I have provided the applicant(s) with the Enterprise Annuity Transfer Disclosure.

.. I have provided the applicant(s) with the current Brighthouse Prime Options prospectus.

..  I have provided the Variable Annuity Disclosure Document, if applicable.
   Please see the State Replacement Forms ("STATEREPSVA-B") list for states that require the Variable Annuity Disclosure Document.

..  I have provided the "FlexChoice Access - Guaranteed Lifetime Withdrawal
   Benefit ("GLWB") Rider Disclosure Form, if applicable.

.. Pennsylvania only: I have provided the PA GLWB Supplemental application form, if applicable.

Does the applicant have any existing life insurance policies or annuity contracts?          [_] Yes [_] No

Will the proposed annuity replace, discontinue, or change any existing policy or contract?  [_] Yes [_] No

If "Yes" to either, ensure that any applicable disclosure and replacement forms are attached.

PRIMARY REPRESENTATIVE

First name                Middle name               Last name
-----------------------------------------------------------------------------
Name of firm              Business phone            Representative ID
-----------------------------------------------------------------------------
Commission percentage     State license I.D. number Client account number
-----------------------------------------------------------------------------

SIGN  Signature of Primary Representative:            Date signed (mm/dd/yyyy)
HERE
      -------------------------------------------------------------------------

ADDITIONAL REPRESENTATIVE(S)
   REPRESENTATIVE ID        REPRESENTATIVE NAME      COMMISSION PERCENTAGE
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

ICC17-VA-APP (11/17)                               Application Page 11 of 11
                                                   PO-ICC-B (02/18) Fs